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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 4, 1996


                     MATZEL & MUMFORD MORTGAGE FUNDING, INC.
             (Exact name of registrant as specified in its charter)


       New Jersey                  33-98178               22-3382016
- ----------------------------     ------------          -------------------
(State or other jurisdiction      (Commission            (IRS Employer
 of incorporation)                File Number)          Identification No.)


                   100 Village Court, Hazlet, New Jersey      07730
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                 (Address of principal executive offices)   (Zip Code)

                                 (908) 888-4801
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              (Registrant's telephone number, including area code)


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Item 4.  Change in Registrant's Certifying Accountant.
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         As reported  in a Current  Report on Form 8-K filed by Matzel & Mumford
Mortgage Funding, Inc. (the "Funding Company") on June 3, 1996, and amended on June 14, 1996, the Funding Company advised BDO Seidman, LLP that it would engage the auditing services of BDO Seidman, LLP for the foreseeable future. On June 25, 1996, the Funding Company entered into a formal engagement letter with BDO Seidman, LLP as previously approved by the Funding Company's Board of Directors.

Item 5.  Other Events.
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         On June 4, 1996,  the Funding  Company  made a first  mortgage  loan to
Matzel & Mumford at Piscataway, LLC ("Maplehurst Farm LLC"), the entity organized to develop, market and build a 126-lot subdivision known as Maplehurst Farm. Maplehurst Farm is located on River Road in Piscataway, Middlesex County, New Jersey. Piscataway is located in the Route 287 corridor near major east-west thoroughfares, and is less than a one hour drive from New York City. In addition to its proximity to the employment centers of New York City and northern New Jersey, Piscataway is itself a substantial base for white- and blue-collar jobs.

         Maplehurst Farm will consist of 126 homes on approximately 121 acres of land, most of which has been farmed. Maplehurst Farm LLC acquired 21 building lots on June 4, 1996 for $903,000, or $43,000 per building lot. The closing of title to the property was funded entirely by a loan from the Funding Company. In addition, the Funding Company has committed to advance up to $247,000 of project costs for management fees, approval costs and closing costs. The outstanding balance of these costs is $136,474 as of June 4, 1996. All funding has been secured with a first mortgage lien. An affiliate of Maplehurst Farm LLC has an option to acquire the remaining 105 building lots that Maplehurst Farm LLC intends to develop as part of Maplehurst Farm.

         Maplehurst Farm LLC expects to commence site improvements on the first 21 lots of Maplehurst Farm in July 1996 and concurrently erect two model homes and a sales office near the River Road entrance to the development. The Funding Company has committed to fund up to $850,000 for sitework and $500,000 for the two model homes on a first mortgage basis, to be drawn as needed. As of June 4, none of the sitework or model loan is outstanding.

         The audited financial statements of Maplehurst Farm LLC for the period from inception (May 7, 1996) to June 30, 1996 will be filed as an amendment to this Form 8-K within sixty days of the filing of this Current Report, as permitted by Item 7(a)(4) of the requirements for a Current Report. The required financial statements are not available at this time because Maplehurst Farm LLC is a new entity which has not previously had occasion to produce financial statements.


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Item 7.   Exhibits
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      4(a)   Indenture  between Matzel & Mumford Mortgage  Funding,
             Inc.(the "Funding Company") and First Union National Bank, as Trustee, dated as of January 25, 1996
             (incorporated   by   reference   to  Exhibit  4(a)  of
             Registration   Statement   on  Form  SB-2  (Reg.   No.
             33-98178)).

      4(b) Resolutions of the Board of Directors of the Funding Company respecting terms of Intermediate Term Secured Notes (incorporated by reference to Exhibit 4(b) of Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996).


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MATZEL & MUMFORD MORTGAGE
                                             FUNDING, INC.



Dated:  June 25, 1996                      By:  /S/ ROGER MUMFORD
                                                ------------------------------
                                                Roger Mumford
                                                 President


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                             INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DOCUMENT                                 PAGE
- ------                           --------

4(a)      Indenture  between  Matzel &  Mumford  Mortgage  Funding,         *
          Inc.(the  "Funding  Company")  and  First Union  National
          Bank,   as   Trustee,   dated  as  of  January  25,  1996
          (incorporated   by   reference   to   Exhibit   4(a)   of
          Registration Statement on Form SB-2 (Reg. No. 33-98178)).


4(b)     Resolutions  of the  Board  of  Directors  of the  Funding         *
         Company  respecting  terms of  Intermediate  Term  Secured
         Notes (incorporated by reference to Exhibit 4(b) of Quarterly Report on Form 10-QSB for the quarter ended
         March 31, 1996).




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* Incorporated by reference.